                                                                    Exhibit 99.3

                             Aerovox Incorporated
                                      and
                    American Stock Transfer & Trust Company
                           as successor Rights Agent

                            Amendment No. 2 to the
                               Rights Agreement
                         Dated as of December 1, 1989

                                Amendment No. 2
                                ---------------

     This Amendment No. 2, dated as of October 20, 1999 (this "Amendment"), is
                                                               ---------
among Aerovox Incorporated, a Delaware corporation (the "Company"), and American
                                                         -------
Stock Transfer & Trust Company, as successor Rights Agent:

     WHEREAS, pursuant to Section 21 of the Rights Agreement, the Company removed ChaseMellon Shareholder Services (as successor rights agent to Mellon Bank, N.A.) as Rights Agent and appointed American Stock Transfer & Trust Company as successor Rights Agent, both effective October 13, 1999.

     WHEREAS, pursuant to Section 27 of the Rights Agreement (as defined below), the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof;

     WHEREAS, the Company desires to make certain amendments to the Rights Agreement; and

     WHEREAS, the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by each of them;

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     4. Rights Agreement; Definitions. This Amendment amends the Rights
        -----------------------------
Agreement (as in effect prior to giving effect to this Amendment, the "Rights
                                                                       ------
Agreement"). Terms defined in the Rights Agreement as amended hereby (the
---------
"Amended Rights Agreement") and not otherwise defined herein are used with the
 ------------------------
meaning so defined.

     5. Amendment of Rights Agreement. Effective upon the date hereof, the
        -----------------------------
Rights Agreement is amended as follows:

          5.1. Amendment of Section 1(a). Section 1(a) of the Rights Agreement
               -------------------------
     is amended to read in its entirety as follows:

          "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company or any Subsidiary of the Company pursuant to the terms of any plan described in clause (iii) above or (v) any Person who (A) has reported or is required to report such ownership on Schedule 13G under the Securities Exchange Act of 1934 (the "Exchange Act") (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Shares), (B) within 10 Business Days of being requested (including but not limited to, by telephone or facsimile) by the Company to advise it regarding the same, certifies to the Company that such Person acquired Common Shares in excess of 19.9% inadvertently or without knowledge of the terms of the Rights, provided, however, that if the Person
                               --------  -------
          requested to so certify fails to do so within 10 Business
          Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day Period, (C) together with all of such Person's Affiliates, thereafter does not acquire additional Common Shares while the Beneficial Owner of 20% or more of the Common Shares then outstanding and (D) if requested to do so by the Company, within a specified number of Business Days (to be specified by the Company, but in no case fewer than ten) following such request (including but not limited to, by telephone or facsimile) from the Company to such Person, reduces its Beneficial Ownership of Common Shares to below 20% of the Common Shares then outstanding provided, however, that if the Person requested
                      --------  -------
          to so reduce its Beneficial Ownership fails to do so within such specified number of Business Days, then such Person shall become an Acquiring Person immediately after such specified number of Business Days. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a
                                        --------  -------
          Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the

          Company, become the Beneficial Owner of any additional Common Shares of the Company (other than pursuant to the operation of any employee benefit plan of the Company), then such Person shall be deemed to be an "Acquiring Person".

          5.2. Amendment of Section 7(a). Section 7(a) of the Rights Agreement
               -------------------------
is amended to read in its entirety as follows:

          "Section 7. Exercise of Rights; Purchase Price; Expiration Date
                     ---------------------------------------------------
          of Rights. (a) The Rights are not exercisable until the
          ---------
          Distribution Date. The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time on or after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on December 1, 2009 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof."

     6. General. This Amendment may be executed in any number of counterparts,
        -------
which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The State of Delaware.

     Each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                AEROVOX INCORPORATED


                                By /s/ Robert D. Elliott
                                   ----------------------------------
                                   Name: Robert D. Elliott
                                   Title: President and Chief Executive Officer



                                AMERICAN STOCK TRANSFER
                                    & TRUST COMPANY,
                                 as successor Rights Agent


                                By /s/ Herbert J. Lemmer
                                   ----------------------------------
                                   Name: Herbert J. Lemmer
                                   Title: Vice President